SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INVESTMENT MANAGERS SERIES TRUST II

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

IMPORTANT NOTICE ACTION NEEDED

PLEASE CALL US TODAY

Dear Shareholder,

We need your help. Our records show that we still have not yet reached you regarding important changes to the investment you hold in First Trust Multi-Strategy Fund. Please take a moment to call us toll-free at 1-800-967-5019, Monday to Friday from 9:00am to 11:00 pm Eastern time.

You will be asked to provide the Investor ID number listed below. Rest assured; no personal information will be required, and we only ask for a minute of your time.

Thank you in advance for your assistance.

Sincerely,

Michael Peck, CFA

CEO, Co-Chief Investment Officer

First Trust Capital Management L.P.

INVESTOR PROFILE

Investor ID: [print EQ’s ID # here]

Shares owned: [print shares owned here]

 OFFICIAL BUSINESS

This document relates to your investment in First Trust Multi-Strategy Fund.